Significant Events (Notes)	12 Months Ended
Dec. 31, 2019
Significant Events [Abstract]
Significant Events	Significant and Subsequent Events
A. Clean Energy Investment Plan
On Sept. 16, 2019, TransAlta announced its Clean Energy Investment Plan, which includes converting its existing Alberta coal assets to natural gas and advancing its leadership position in onsite generation and renewable energy. The Clean Energy Investment Plan provided further details of previously highlighted initiatives that TransAlta has been continuing to progress since early 2017.

TransAlta’s plan includes converting three of its existing Alberta thermal units to gas in 2020 and 2021 by replacing existing coal burners with natural gas burners. As discussed further below in this section, the Corporation is also advancing permitting to convert one, or possibly two, of its units to highly efficient combined-cycle natural gas units. The highlights of these gas conversion investments include:
▪Positioning TransAlta’s fleet as a low-cost generator in the Alberta energy-only market;
▪Generating attractive returns by leveraging the Corporation’s existing infrastructure;
▪Significantly extending the life and cash flows of the Alberta thermal assets; and
▪Significantly reducing air emissions and costs.

On Oct. 30, 2019, TransAlta acquired two 230 MW Siemens F class gas turbines and related equipment for $84 million. These turbines will be redeployed to TransAlta's Sundance site as part of the strategy to repower Sundance Unit 5 to a highly efficient combined-cycle unit. TransAlta expects to issue Limited Notice to Proceed (“LNTP”) in 2020 and Full Notice to Proceed (“FNTP”) in 2021 for the Sundance Unit 5 repowering, with an expected commercial operation date in 2023. The Sundance Unit 5 repowered combined-cycle unit will have a capacity of approximately 730 MW and is expected to cost approximately $750 million to $770 million. In conjunction with the Sundance Unit 5 permitting, TransAlta is also permitting Keephills Unit 1 to maintain the option to repower Keephills Unit 1 to a combined-cycle unit, depending on market fundamentals. As part of this transaction, we also acquired a long-term PPA for capacity plus energy, including the passthrough of greenhouse gas ("GHG") costs, starting in late 2023 with Shell Energy North America (Canada).

The Corporation’s Clean Energy Investment Plan also consists of three wind projects in the United States, one wind project in Alberta and a cogeneration facility. The Big Level and Antrim wind projects began commercial operations on Dec. 19, 2019 and Dec, 24, 2019, respectively. The Skookumchuck and Windrise wind projects are currently under construction. These projects are underpinned by long-term PPAs with highly creditworthy counterparties. In addition, TransAlta is currently constructing a cogeneration facility which will be jointly owned, operated and maintained with SemCAMS.

B. Acquisition of Wind Development Projects
During 2019, TransAlta acquired a portfolio of wind development projects in the US. If the Corporation decides to move forward with any of these projects, additional consideration may be payable on a project-by-project basis only in the event a project achieves commercial operations prior to Dec. 31, 2025.

C. Agreement to Construct and Own a Cogeneration Plant in Alberta
On Oct. 1, 2019, TransAlta and SemCAMS Midstream ULC (“SemCAMS”) announced that they had entered into definitive agreements to develop, construct and operate a 40 MW cogeneration facility at the Kaybob South No. 3 sour gas processing plant. The Kaybob facility is strategically located in the Western Canadian Sedimentary Basin and accepts natural gas production out of the Montney and Duvernay formations. TransAlta will construct the cogeneration plant, which will be jointly owned, operated and maintained with SemCAMS. The capital cost of the new cogeneration facility is expected to be approximately $105 million to $115 million and the project is expected to deliver approximately $18 million in annual EBITDA. TransAlta will be responsible for all capital costs during construction and, subject to the satisfaction of certain conditions, SemCAMS is expected to purchase a 50 per cent interest in the new cogeneration facility as of the commercial operation date, which is targeted for late 2021.

All of the steam production and approximately half of the electricity output will be contracted to SemCAMS under a 13-year fixed price contract. The remaining electricity generation will be sold into the Alberta power market by TransAlta. The agreement contemplates an automatic seven-year extension subject to certain termination rights.
D. TransAlta and Capital Power Swap Non-Operating Interests in Keephills 3 and Genesee 3
On Oct. 1, 2019, the Corporation closed a transaction with Capital Power Corporation ("Capital Power") to swap TransAlta's 50 per cent ownership interest in the 466 MW Genesee 3 facility for Capital Power's 50 per cent ownership interest in the 463 MW Keephills 3 facility. As a result, TransAlta now owns 100 per cent of the Keephills 3 facility and Capital Power owns 100 per cent of the Genesee 3 facility.

The transaction price for each non-operating interest largely offset each other, resulting in a net payment of approximately $10 million from Capital Power to TransAlta. Final working capital true-ups and settlements occurred in November 2019, with a net working capital difference of less than $1 million paid by TransAlta to Capital Power.

As discussed in Note 3(A)(II), the Corporation early-adopted 2020 amendments to IFRS 3 Business Combinations, which introduce an optional fair value concentration test. The Corporation elected to apply the optional fair value concentration test to its acquisition of the non-operating interest in Keephills 3, through which it was determined that greater than 90 per cent of the fair value was concentrated in the PP&E acquired. As a result, the acquisition was determined to not be a business and IFRS 3 requirements were not applied and the existing carrying amount of the owned 50 per cent of Keephills 3 was not required to be assessed at fair value. Consequently, the acquisition has been accounted for as an asset acquisition, with the following carrying amounts assigned based on relative fair values:

Working capital	11
Property, plant and equipment	308
Other assets	3
Other liabilities	(2)
Decommissioning and other provisions	(19)
Total acquisition cost	301

The sale of Genesee 3 resulted in a gain of $77 million, which was recognized in gains on sale of assets and other on the statement of earnings during the fourth quarter of 2019.

On the closing of the transaction, all of the Keephills 3 and Genesee 3 project agreements with Capital Power were terminated, including the agreement governing the supply of coal from TransAlta’s Sunhills mine to the Keephills 3 facility. The Sunhills mine accounted for the revenues generated under this agreement pursuant to IFRS 15 Revenue from Contracts with Customers, which resulted in the recognition of a contract liability representing the mine’s unsatisfied performance obligations for which consideration was received in advance. On Oct. 1, 2019, upon termination of this agreement, the Sunhills mine had no future performance obligations and accordingly, the balance of the contract liability of $88 million was recognized in earnings in the fourth quarter of 2019.

E. Termination of the Alberta Sundance Power Purchase Arrangements
On Sept. 18, 2017, the Corporation received formal notice from the Balancing Pool for the termination of the Sundance B and C PPAs effective Mar. 31, 2018. This announcement was expected and the Corporation took steps to re-take dispatch control for the units effective Mar. 31, 2018.

Pursuant to a written agreement, the Balancing Pool paid the Corporation approximately $157 million on Mar. 29, 2018. The Corporation disputed the termination payment received. The Balancing Pool excluded certain mining and corporate assets that should have been included in the net book value calculation, which the Corporation pursued from the Balancing Pool through an arbitration initiated under the PPAs. On Aug. 26, 2019, the Corporation announced it was successful in the arbitration and received the full amount it was seeking to recover of $56 million, plus GST and interest.

F. Strategic Investment by Brookfield
On Mar. 25, 2019, the Corporation announced that it had entered into an agreement (the "Investment Agreement") whereby Brookfield Renewable Partners or its affiliates (collectively “Brookfield”) agreed to invest $750 million (the "Investment") in the Corporation. Under the terms of the Investment Agreement, Brookfield agreed to invest $750 million in the Corporation through the purchase of exchangeable securities, which are exchangeable by Brookfield into an equity ownership interest in TransAlta’s Alberta Hydro Assets in the future at a value based on a multiple of the Alberta Hydro Assets’ future adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA").
On May 1, 2019, Brookfield invested the initial tranche of $350 million in exchange for seven per cent unsecured subordinated debentures due May 1, 2039. The remaining $400 million will be invested in October 2020 in exchange for a new series of redeemable, retractable first preferred shares, subject to the satisfaction of certain conditions being met.

Upon entering into the Investment Agreement and as required under the terms of the agreement, the Corporation paid Brookfield a $7.5 million structuring fee. A commitment fee of $15 million was also paid upon completion of the initial funding. These transaction costs, representing three per cent of the total investment of $750 million, have been recognized as part of the carrying value of the unsecured subordinated debentures. See Note 24 for further details.

In addition, subject to the exceptions in the Investment Agreement, Brookfield has committed to purchase TransAlta common shares on the open market to increase its share ownership in TransAlta to not less than nine per cent at the conclusion of the prescribed share purchase period, provided that Brookfield is not obligated to purchase any common shares at a price per share in excess of $10 per share.

In accordance with the terms of the Investment Agreement, TransAlta has formed a Hydro Assets Operating Committee consisting of two representatives from Brookfield and two representatives from TransAlta to provide advice and recommendations in connection with the operation, and maximizing the value, of the Alberta Hydro Assets. In connection with this, the Corporation has committed to pay Brookfield an annual fee of $1.5 million for six years beginning May 1, 2019 (the "Brookfield Hydro Fee"), which is recognized in the operations, maintenance and administration expense on the statements of earnings (loss).

TransAlta has indicated that it intends to return up to $250 million of capital to shareholders through share repurchases within three years of receiving the first tranche of the Investment (which occurred on May 1, 2019).

On April 23, 2019, The Mangrove Partners Master Fund Ltd. ("Mangrove") commenced an action in the Ontario Superior Court of Justice alleging, among other things, oppression by the Corporation and its directors and seeking to set aside the Brookfield transaction. TransAlta believes the claim is wholly lacking in merit and is taking all steps to defend against the allegations. This matter is scheduled to proceed to trial beginning Sep. 14, 2020. Refer to Note 35 for further details.

G. Skookumchuck Wind Project
On April 12, 2019, TransAlta signed an agreement with Southern Power to purchase a 49 per cent interest in the Skookumchuck wind project, a 136.8 MW wind project currently under construction and located in Lewis and Thurston counties near Centralia in Washington state. The project has a 20-year PPA with Puget Sound Energy. TransAlta has the option to make its investment when the facility reaches its commercial operation date, which is expected to be in the first half of 2020. TransAlta's 49 per cent interest in the total capital investment is expected to be $150 million to $160 million, a portion of which is expected to be funded with tax equity financing .

H. Pioneer Pipeline
On Dec. 17, 2018, the Corporation exercised its option to acquire 50 per cent ownership in the Pioneer gas pipeline ("Pioneer Pipeline"). During the second quarter of 2019, the Pioneer Pipeline transported its first gas four months ahead of schedule to TransAlta's generating units at Sundance and Keephills. The Pioneer Pipeline initially had approximately 50 MMcf/day of natural gas flowing during the start-up phase where initial flows fluctuated depending on market conditions. Firm throughput of approximately 130 MMcf/day of natural gas began flowing through the Pioneer Pipeline on Nov. 1, 2019. Tidewater Midstream and Infrastructure Ltd ("Tidewater") and TransAlta each own a 50 per cent interest in the Pioneer Pipeline, which is backstopped by a 15-year take-or-pay agreement from TransAlta at market rate tolls. During the fourth quarter of 2019, TransAlta recognized a right-of-use asset and lease liability for the portion of the Pioneer Pipeline that is not directly owned.

During the year ended Dec. 31, 2019, TransAlta invested $83 million in the Pioneer Pipeline and has invested $100 million life-to-date. The Pioneer Pipeline is held in a separate entity that is a joint operation with Tidewater. The Corporation reports its interests in joint operations in its consolidated financial statements using the proportionate consolidation method by recognizing its share of the assets, liabilities, revenues and expenses in respect of its interest in the joint operation. The Pioneer Pipeline is classified as a joint operation, due to the fact that TransAlta is currently the only customer and both parties are providing the only cash flows to fund the operations. If these facts and circumstances change, the classification of the joint arrangement may change.
I. Mothballing of Sundance Units
On Mar. 8, 2019, the Corporation announced that the Alberta Electric System Operator ("AESO") granted an extension to the mothballing of Sundance Units 3 and 5, which will remain mothballed until Nov. 1, 2021, extended from April 1, 2020. The extensions were requested by TransAlta based on its assessment of market prices and market conditions. TransAlta has the ability to return either of the units back to full operation by providing three months’ notice to the AESO.

J. US Wind Projects
On Feb. 20, 2018, TransAlta Renewables Inc. ("TransAlta Renewables") announced it entered into an arrangement to acquire interests in two construction-ready wind projects in the Northeastern United States (collectively, the "US Wind Projects"). The Big Level wind project ("Big Level") consists of a 90 MW wind project located in Pennsylvania that has a 15-year PPA with Microsoft Corp., and the Antrim wind project ("Antrim") consists of a 29 MW wind project located in New Hampshire with two 20-year PPAs with Partners Healthcare and New Hampshire Electric Co-op. The Counterparties in the PPAs all have a Standard & Poor's credit ratings of A+ or better.

A subsidiary of TransAlta acquired Big Level on Mar. 1, 2018 and Antrim on Mar. 28, 2019.

On April 20, 2018, TransAlta Renewables completed the acquisition of an economic interest in Big Level from a subsidiary of TransAlta Power Ltd. (“TA Power”). Pursuant to the arrangement, a TransAlta subsidiary owns Big Level directly and TA Power issued to TransAlta Renewables tracking preferred shares that pay quarterly dividends based on the pre-tax net earnings of Big Level. The tracking preferred shares have preference over the common shares of TA Power held by TransAlta, in respect of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of TA Power.

On March 28, 2019, the closing conditions related to the acquisition of Antrim were finalized and the TransAlta subsidiary acquired the development project for total cash consideration of $24 million and the settlement of the balance of the outstanding loan receivable of $41 million. As a result, the Corporation recognized $50 million for assets under construction in PP&E and $15 million in intangibles. The TransAlta subsidiary also paid the final holdback for the Big Level development project of $7 million (US$5 million) on the closing of Antrim.

Cost estimates for the US Wind Projects were reforecasted to be within the range of US$250 million to US$270 million, primarily due to construction and weather-related impacts as well as higher interconnection costs. TransAlta Renewables funded these costs either by acquiring additional tracking preferred shares issued by TA Power or by subscribing for interest-bearing promissory notes issued by the project entity. The proceeds from the issuance of such preferred shares or notes were used exclusively in connection with the acquisition and construction of the US Wind Projects.

During 2019, TransAlta Renewables funded the acquisition of Antrim and the construction costs of the US Wind Projects by subscribing for $142 million (US$105 million) of interest-bearing promissory notes and $78 million (US$59 million) of tracking preferred shares.

Big Level and Antrim each began commercial operations in December 2019. In conjunction with reaching commercial operation, tax equity proceeds were raised to partially fund the US Wind Projects in the amount of approximately US$85 million for Big Level and approximately US$41 million for Antrim. The tax equity financing is classified as long-term debt on the Consolidated Statements of Financial Position.

From the tax equity proceeds, a subsidiary of TransAlta repaid $52 million (US$40 million) of the interest-bearing promissory notes from TransAlta Renewables. The remaining amount of the tax equity proceeds is held as reserves within the project entity and will be released upon certain conditions being met. Once these conditions are met, the reserves will be released and the subsidiary of TransAlta will repay the remaining outstanding interest-bearing promissory notes from TransAlta Renewables.
K. Normal Course Issuer Bid
2019
On May 27, 2019, the Corporation announced that the Toronto Stock Exchange ("TSX") accepted the notice filed by the Corporation to implement a normal course issuer bid ("NCIB") for a portion of its common shares. Pursuant to the NCIB, the Corporation may purchase up to a maximum of 14,000,000 common shares, representing approximately 4.92 per cent of issued and outstanding common shares as at May 27, 2019. Purchases under the NCIB may be made through open market transactions on the TSX and any alternative Canadian trading platforms on which the common shares are traded, based on the prevailing market price. Any common shares purchased under the NCIB will be cancelled.

The period during which TransAlta is authorized to make purchases under the NCIB commenced on May 29, 2019, and ends on May 28, 2020, or such earlier date on which the maximum number of common shares are purchased under the NCIB or the NCIB is terminated at the Corporation's election.

Under TSX rules, not more than 176,447 common shares (being 25 per cent of the average daily trading volume on the TSX of 705,788 common shares for the six months ended April 30, 2019) can be purchased on the TSX on any single trading day under the NCIB, with the exception that one block purchase in excess of the daily maximum is permitted per calendar week.

During the year ended Dec. 31, 2019, the Corporation purchased and cancelled a total of 7,716,300 common shares at an average price of $8.80 per common share, for a total cost of $68 million. See Note 26 for further details.
2018
On March 9, 2018, the Corporation announced that the TSX accepted the notice filed by the Corporation to implement an NCIB for a portion of its common shares. Pursuant to such NCIB, the Corporation was permitted to repurchase up to a maximum of 14,000,000 common shares, representing approximately 4.86 per cent of issued and outstanding common shares as at March 2, 2018.

During the year ended Dec. 31, 2018, the Corporation purchased and cancelled a total of 3,264,500 common shares at an average price of $7.02 per common share, for a total cost of $23 million.

L. Windrise
On Dec. 17, 2018, TransAlta's 207 MW Windrise wind project was selected by the AESO as one of the three successful projects in the third round of the Renewable Electricity Program. The Windrise wind project, which is in the county of Willow Creek, is underpinned by a 20-year Renewable Electricity Support Agreement with the AESO. The project is expected to cost approximately $270 million to $285 million and is targeted to reach commercial operation during the first half of 2021.

M. Kent Hills 3 Wind Project
During 2017, a subsidiary of TransAlta Renewables, Kent Hills Wind LP ("KHWLP"), entered into a long-term contract with New Brunswick Power Corporation (“NB Power”) for the sale of all power generated by an additional 17.25 MW of capacity from the Kent Hills 3 expansion wind project. At the same time, the term of the Kent Hills 1 contract with NB Power was extended from 2033 to 2035, matching the life of the Kent Hills 2 and Kent Hills 3 wind projects.

On Oct. 19, 2018, TransAlta Renewables announced that the expansion is fully operational, bringing total generating capacity of the Kent Hills wind farm to 167 MW.

N. TransAlta Renewables Acquires Three Renewable Assets from the Corporation
On May 31, 2018, TransAlta Renewables acquired from a subsidiary of the Corporation an economic interest in the 50 MW Lakeswind wind farm in Minnesota and 21 MWs of solar projects located in Massachusetts ("Mass Solar") through the subscription of tracking preferred shares of a subsidiary of the Corporation. In addition, TransAlta Renewables acquired from a subsidiary of the Corporation ownership of the 20 MW Kent Breeze wind farm located in Ontario. The total purchase price for the three assets was approximately $166 million, including the assumption of $62 million of tax equity obligations and project debt, for net cash consideration of $104 million. The Corporation continues to operate these assets on behalf of TransAlta Renewables.
The acquisition of Kent Breeze was accounted for by TransAlta Renewables as a business combination under common control, requiring the application of the pooling of interests method of accounting, whereby the assets and liabilities acquired were recognized at the book values previously recognized by TransAlta at May 31, 2018, and not at their fair values. As a result, the Corporation recognized a transfer of equity from the non-controlling interests in the amount of $1 million in 2018.
On June 28, 2018, TransAlta Renewables subscribed for an additional $33 million of tracking preferred shares of a subsidiary of the Corporation related to Mass Solar, to fund the repayment of Mass Solar's project debt.

In connection with these acquisitions, the Corporation recorded a $12 million impairment charge, of which $11 million was recorded against PP&E and $1 million against intangibles. See Note 7 for further details.

O. TransAlta Renewables Closes $150 Million Offering of Common Shares
On June 22, 2018, TransAlta Renewables closed a bought deal offering of 11,860,000 common shares through a syndicate of underwriters (the "Offering"). The common shares were issued at a price of $12.65 per common share for gross proceeds of approximately $150 million ($144 million of net proceeds).

The net proceeds of the Offering were used to partially repay drawn amounts under TransAlta Renewables' credit facility, which was drawn in order to fund recent acquisitions. The additional liquidity under the credit facility was used for general corporate purposes, including ongoing construction costs associated with the US Wind Projects, described in 4(J) above.

The Corporation did not purchase any additional common shares under the Offering and, following the closing, owned 161 million common shares, representing approximately 61 per cent of the outstanding common shares of TransAlta Renewables. See Note 12 for further details of TransAlta's ownership of TransAlta Renewables.

P. $345 Million Financing Related to the Off-Coal Agreement
On July 20, 2018, the Corporation monetized the payments under the Off-Coal Agreement with the Government of Alberta by closing a $345 million bond offering through its indirect wholly owned subsidiary, TransAlta OCP LP ("TransAlta OCP"). The offering was a private placement that was secured by, among other things, a first ranking charge over the OCA payments payable by the Government of Alberta. The amortizing bonds bear interest at a rate of 4.509 per cent per annum, payable semi-annually and maturing on Aug. 5, 2030. The bonds have a rating of BBB, with a stable trend, by DBRS. Under the terms of the OCA, the Corporation receives annual cash payments on or before July 31 of approximately $40 million (approximately $37 million, net to the Corporation), commencing Jan. 1, 2017, and terminating at the end of 2030.

The net proceeds were used to partially repay the 6.40 per cent debentures, as described below.

Q. Early Redemption of $400 Million of Debentures
On Aug. 2, 2018, the Corporation early redeemed all of its then outstanding 6.40 per cent debentures, due Nov. 18, 2019, for the principal amount of $400 million. The redemption price was approximately $425 million in aggregate, including a prepayment premium and accrued and unpaid interest. See Note 23 for further details.

R. Early Redemption of Senior Notes
On March 15, 2018, the Corporation early redeemed all of its then outstanding 6.650 per cent US$500 million senior notes due May 15, 2018, for approximately $617 million (US$516 million). A $5 million early redemption premium was recognized in net interest expense. See Note 23 for further details.
S. Notice of Termination of South Hedland Power Purchase Agreement from Fortescue Metals Group Limited
On Nov. 13, 2017, the Corporation announced that TEC Hedland Pty Ltd ("TEC Hedland"), a subsidiary of the Corporation, received formal notice of termination of the South Hedland Power Purchase Agreement ("South Hedland PPA") from a subsidiary of Fortescue Metals Group Limited ("FMG"). The South Hedland PPA allows FMG to terminate the agreement if the facility has not reached commercial operation within a specified time period. FMG is asserting that the South Hedland facility did not achieve commercial operation in accordance with the terms of the South Hedland PPA within the specified time period.

The Corporation believes that all conditions required to establish commercial operations, including all performance conditions, have been achieved under the terms of the South Hedland PPA. These conditions include receiving a commercial operation certificate, successfully completing and passing certain test requirements, and obtaining all permits and approvals required from the North West Interconnected System and government agencies. Confirmation of commercial operation has been provided by independent engineering firms, as well as by Horizon Power, the state-owned utility. The Corporation is taking all steps necessary to protect its interests in the facility and ensure all cash flows promised under the South Hedland PPA are realized. The South Hedland facility has been fully operational and able to meet FMG’s requirements under the terms of the South Hedland PPA since July 2017.

TEC Hedland commenced proceedings in the Supreme Court of Western Australia on Dec. 4, 2017, to recover amounts invoiced under the South Hedland PPA. This matter is scheduled to proceed to trial beginning June 15, 2020. See also Note 35.

T. Reacquisition of Solomon Facility
On Aug. 1, 2017, the Corporation received notice of FMG’s intention to repurchase the Solomon facility from TEC Pipe Pty Ltd. ("TEC Pipe"), a wholly owned subsidiary of the Corporation, for approximately US$335 million. FMG completed its acquisition of the Solomon facility on Nov. 1, 2017, and TEC Pipe received US$325 million as consideration. FMG has held back the balance from the purchase price. It is the Corporation’s view that this should not have been held back and the Corporation is taking action in the Supreme Court of Western Australia to recover all, or a significant portion of, this amount from FMG. A trial date for this matter has not yet been scheduled. See also Note 35.

U. TransAlta Renewables' $260-Million Project Financing of New Brunswick Wind Assets and Early Redemption of Outstanding Debentures
On Oct. 2, 2017, TransAlta Renewables announced that its indirect majority-owned subsidiary, Kent Hills Wind LP ("KHWLP"), closed an approximate $260 million bond offering, secured by, among other things, a first ranking charge over all assets of KHWLP. The bonds are amortizing and bear interest at a rate of 4.454 per cent, payable quarterly, and mature on Nov. 30, 2033. A portion of the net proceeds was used to fund a portion of the construction costs for the 17.25 MW Kent Hills 3 wind project. The remaining proceeds were advanced to its subsidiary Canadian Hydro Developers, Inc. ("CHD") and to Natural Forces Technologies Inc., KHWLP’s partner, which owns approximately 17 per cent of KHWLP.

At the same time, CHD, a wholly owned subsidiary of TransAlta Renewables, provided notice that it would be early redeeming all of its unsecured debentures. The debentures were scheduled to mature in June 2018. On Oct. 12, 2017, CHD redeemed the unsecured debentures for $201 million, which included the principal of $191 million, an early redemption premium of $6 million and accrued interest of $4 million. The $6 million early redemption premium was recognized in net interest expense for the year ended Dec. 31, 2017.
V. Force Majeure Relief – Keephills 1

Keephills 1 tripped off-line on March 5, 2013, due to a suspected winding failure within the generator. After extensive testing and analysis, it was determined that a full rewind of the generator stator was required. After completing the repairs, the unit returned to service on Oct. 6, 2013. The Corporation claimed force majeure relief on March 26, 2013. The buyer, ENMAX, disputed the claim of force majeure, which triggered the need for an arbitration hearing that took place in May 2016. On Nov. 18, 2016, the Corporation announced that the independent arbitration panel confirmed the Corporation’s claim for force majeure relief. Accordingly, the Corporation reversed a provision of approximately $94 million in 2016. The buyer and the Balancing Pool sought to set the arbitration panel’s decision aside in the Court of Queen’s Bench of Alberta. The Court of Queen's Bench dismissed this application. ENMAX and the Balancing Pool are now attempting to appeal that decision in the Court of Appeal, which requires leave (permission) of the Court. The leave application was heard on Nov. 13, 2019. On Feb. 13, 2019, the Alberta Court of Appeal granted the Balancing Pool and ENMAX permission to appeal. The next step is for TransAlta to continue to defend the arbitration award in the appeal application, which will likely be heard in 2020.
W. Mississauga Cogeneration Facility NUG Contract

On Dec. 22, 2016, the Corporation announced it had signed the Non-Utility Generator Contract (the "NUG Contract") with the Ontario Independent Electricity System Operator (the “IESO”) for its Mississauga cogeneration facility. The NUG Contract was effective on Jan. 1, 2017, and, in conjunction with the execution of the NUG Contract, the Corporation agreed to terminate, effective Dec. 31, 2016, the facility’s existing contract with the Ontario Electricity Financial Corporation, which would have otherwise terminated in December 2018. In December 2018, TransAlta exercised its option to terminate its land lease agreement, where the Mississauga facility is located, with Boeing Canada Inc. effective Dec. 31, 2021. TransAlta is required to remove the plant and restore the site within the three-year time frame.
The NUG Contract provided the Corporation with fixed monthly payments until Dec. 31, 2018, with no delivery obligations. Further details on the NUG Contract and its impact on these financial statements can be found in Note 9(B).
X. Wintering Hills Assets Held for Sale

The Corporation acquired its interest in Wintering Hills in 2015 in connection with the restructuring of the arrangements associated with its Poplar Creek cogeneration facility. At Dec. 31, 2016, the criteria for Wintering Hills to be classified as held for sale were met. The assets held for sale are measured at the lower of carrying amount and fair value less costs to sell. Accordingly, the Corporation recorded an impairment charge of $28 million in 2016, included in the Wind and Solar segment. Wintering Hills was sold on March 1, 2017, for net proceeds to the Corporation of $61 million.